UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2013, GlobalWise Investments, Inc. (the “Company” or “GlobalWise”) announced that the Board of Directors (the “Board”) of the Company has appointed Matthew L. Chretien, as interim President and Chief Executive Officer of the Company.

Mr. Chretien, age 45, replaces William J. “BJ” Santiago who resigned as President and Chief Executive Officer and as a Board member of the Company and its sole-operating subsidiary, Intellinetics, Inc. (“Intellinetics”), effective as of the same date in order to pursue other interests.

During the interim period, there will be no changes to Mr. Chretien’s employment agreement other than the change in title to interim President and Chief Executive Officer. The foregoing description of the principal terms of Mr. Chretien’s employment agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Amended Employment Agreement of Mr. Chretien, dated September 16, 2011, previously filed as Exhibit 10.37 to our Current Report on Form 8-K filed on February 13, 2012, and Amended Offer of Employment of Mr. Chretien, dated September 16, 2011, previously filed as Exhibit 10.38 to our Current Report on Form 8-K filed on February 13, 2012.

Mr. Chretien will also continue in his role as a Director of the Board, Chief Technology Officer and Treasurer. Mr. Chretien is the son of A. Michael Chretien, a co-founder of Intellinetics and the Chairman of the Board of the Company.

The Company issued a press release dated July 31, 2013, included herein as Exhibit 99.1, and such Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Mr. Santiago’s letter of resignation is furnished as exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Amended Employment Agreement of Matthew L. Chretien, dated September 16, 2011, incorporated by reference to exhibit 10.37 to our Current Report on Form 8-K filed on February 13, 2012.

10.2	Amended Offer of Employment of Matthew L. Chretien, dated September 16, 2011, incorporated by reference to exhibit 10.38 to our Current Report on Form 8-K filed on February 13, 2012.

99.1	Press Release dated July 31, 2013 (furnished herewith).

99.2	The Letter of Resignation from William J. “BJ” Santiago (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1	Amended Employment Agreement of Matthew L. Chretien, dated September 16, 2011, incorporated by reference to exhibit 10.37 to our Current Report on Form 8-K filed on February 13, 2012.

10.2	Amended Offer of Employment of Matthew L. Chretien, dated September 16, 2011, incorporated by reference to exhibit 10.38 to our Current Report on Form 8-K filed on February 13, 2012.

99.1	Press Release dated July 31, 2013 (furnished herewith).

99.2	The Letter of Resignation from William J. “BJ” Santiago (furnished herewith).